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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:     06/30/06

ITEM 1.      REPORTS TO STOCKHOLDERS.

Lazard
Retirement Series
Semi-Annual
Report

J U N E   3 0 ,   2 0 0 6

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-887-4929. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.
Investment Overviews

A Message from Lazard

After the long bear market, the past three years have witnessed many markets and asset classes rallying strongly, with some advancing to levels that had not been reached since 2000. The sharp rally in global equities continued into the beginning of the first quarter of 2006 and then flattened out in a mid-quarter sell-off, before bouncing back in mid-March and advancing to record post-2000 levels. This ongoing rally in global equities then persisted through the first half of the second quarter, before falling off sharply during the quarter’s second half. Many of the sectors and markets which had benefited the most during the first quarter of the year suffered the most in the second quarter. This global equity-market correction prompted some investors to take profits, fearing that the downturn in equities might continue or become more severe.

Yet, the market behavior during the last two quarters is an excellent example of why specific investment goals, long-term investing, and portfolio diversification all make good sense. While the markets’ recent volatility may be unsettling, short-term market swings can be dampened in a diversified portfolio, since, for example, over the long term, U.S.- and non-U.S.-equity returns are not perfectly correlated. So, for long-term investors, such market behavior should not be a prompt to make unplanned changes to the strategies you have carefully mapped out to meet your investment goals.

We believe that today’s market looks nothing like the technology bubble in early 2000, when that bull market was overbought and investor exuberance lifted stock prices well beyond companies’ earnings growth potential. The lessons learned from that peak in the market are clear: it is not necessarily wise to chase the hot investment of the day. But, it does make sense to keep a diversified portfolio. Although diversification does not ensure a profit or protect against a loss, dividing your portfolio among a variety of equity assets should help offset short-term losses from some investments with gains in others. For example, throughout most of 2005 and the first quarter of 2006, small-cap and emerging-markets stocks posted solid gains. However, in the second quarter of 2006, this trend reversed when small-cap and emerging-markets stocks sold off sharply, as investors’ appetites for riskier asset classes diminished. Conversely, large-cap value stocks and more defensive sectors and regions posted gains for the quarter. Remember, this is how markets normally behave—cyclically. Until May 8, most emerging-markets equities were enjoying strong market conditions, but they were among the hardest hit in the sell-off. Much of the selling appeared to be indiscriminate, however, and we actually viewed this period of market weakness as a salutary event. Thus, volatile times, when it’s most difficult to stick to a well-structured, long-term investment plan, are the most important times to do so.

Looking ahead, although equity markets were volatile during the first half of 2006, the global economic backdrop continues to appear solid, with interest rates low, by historical standards, and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we believe that the outlook for equities is positive, although we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are felt, and central banks around the world further reduce liquidity. The kind of fund flows experienced by emerging markets equities tend to make it challenging for fundamentally oriented investors, such as Lazard. However, we believe excellent opportunities are likely to arise from this inefficient market period, though developing-markets shares may trade within a range for a period of time.

World Markets Overview

U.S. Equities: Inflation Worries Weigh on the Fed

A sharp rally in U.S. stocks marked the beginning of the first quarter of 2006. Stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. The mid-quarter sell-off was attributed to concerns about the sustainability of U.S. economic growth and worries that the continued monetary tightening by the U.S. Federal Reserve and central banks around the world would lead to a reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity, aided the overall rally and U.S. stocks had their best performance in five quarters. In fact, the first quarter witnessed significant merger and acquisition activity, with the largest deal being AT&T’s $67 billion offer for BellSouth.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

The ongoing rally in equities persisted through the first half of the second quarter, before stocks fell sharply amid concerns over a potential acceleration in inflation and its implications for future monetary policy. Comments from the newly installed Federal Reserve Chairman, Ben Bernanke, regarding the “unwelcome” increase in prices called into question the prevailing belief that the cycle of monetary tightening in the United States was nearing an end. Concerns that the Federal Reserve would continue to aggressively raise rates fueled fears of a material global economic slowdown and a sharp contraction in liquidity, as central banks around the world tightened monetary policy. Smaller-cap stocks underperformed for the quarter, after significantly outperforming their larger peers in recent quarters. A rebound toward the end of the quarter helped the S&P 500® Index finish the first half of 2006 with a gain of 2.71% . Value stocks continued their lead over growth stocks for the year to date, as the Russell 3000® Value Index rose 6.9%, while the Russell 3000 Growth Index fell 0.32% . Despite their poor performance in the second quarter, small-cap stocks, as measured by the Russell 2000® Index, gained 8.21% over the first six-months of 2006. Large-cap stocks, as measured by the Russell 1000® Index, returned 2.76% for the year-to-date period.

International Equities: Japanese Market Breaks its Stride

The first quarter of 2006 also began with a sharp rally in international stocks, which then flattened out in a mid-quarter sell-off before a mid-March rebound, when they advanced to levels not seen since 2000. The first-quarter 2006 sell-off was ascribed to concerns about the sustainability of growth, given the synchronized monetary tightening around the world (e.g. in the United States, Europe, and Japan). However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the international markets. In fact, the first quarter saw over $800 billion worth of global merger and acquisition activity.

The ongoing rally in international equities persisted through the first half of the second quarter, before stocks fell sharply as the U.S. Federal Reserve raised rates for the seventeenth consecutive time in two years, and the European Central Bank lifted borrowing costs for the third time since December, to help curb inflation. Central banks in China, Denmark, India, Malaysia, South Africa, South Korea, Sweden, Thailand, and Turkey also raised rates, helping to fuel fears of a material global economic slowdown and a sharp contraction in liquidity. Not surprisingly, investors shunned riskier asset classes that had performed well in recent years, such as emerging-markets and small-cap stocks, based on concerns that higher rates would limit economic growth. Companies in the fragile economies of Germany and Japan also fared poorly in the sell-off. The Japanese market, which had soared in the second half of 2005, reversed course in the first half of 2006, as foreign investors reduced exposure, causing the market to fall. This profit taking was fueled by concerns about the dampening effects of the Fed’s tightening policy on the economy of the United States, one of Japan’s largest overseas markets. Smaller, less-liquid markets, such as Greece and Austria, also lagged in the decline. In contrast, the U.K. market proved resilient. For the year-to-date period, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index gained 10.16% .

Emerging Markets Equities: A Major Correction

Emerging markets equities began 2006 with quite solid returns, rising over 20% by the end of April, aided by heightened interest in the asset class. Capital flows into the asset class exceeded last year’s total of $20.3 billion, reaching approximately $30 billion. However, beginning in May, emerging markets shares experienced a major correction, as investors became more concerned about inflationary pressures and higher interest rates globally. As inflation and interest-rate concerns rose, this asset class, as well as many commodity shares, led markets sharply lower, culminating in close to a 25% decline over an approximately one-month period. Much of the selling appears to have been indiscriminate, with activity focused in relatively liquid shares.

The MSCI Emerging Markets (EM®) Index has gained 7.16% for the year to date, with Latin American shares performing the best, and African shares being the poorest performers. The oil-rich country of Russia benefited from a high crude-oil price, which remained robust based on low inventory levels and terrorism concerns. Powerful individual-country performances were generated in Morocco, Venezuela, and Argenti-na, as investors sought exposure to frontier emerging markets. Jordan exhibited profit taking on market valuation, while shares in Egypt and Turkey were subjected to profit taking and currency pressure.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

Lazard Retirement Equity Portfolio

For the six month period ended June 30, 2006, Lazard Retirement Equity Portfolio Service Shares posted a total return of 2.63%, as compared with the 2.71% return of the S&P 500 Index.

The Portfolio benefited from strong stock selection in health care after shares of Sepracor rose due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company’s insomnia drug has been eliminated. Shares of Laboratory Corporation of America also rose steadily during the first half of the year. Lab Corp., one of two clinical laboratory-testing companies that dominate the independent lab-testing business, reported better-than-expected earnings due to robust pricing and volume growth. Stock selection in technology also boosted returns, as larger technology holdings with positive cash flow, such as Oracle, Cisco, and Hewlett-Packard, performed well. Oracle in particular, reported better-than- expected earnings. The company’s latest results support the premise that the firm is executing its acquisition strategy effectively. In addition, customers are embracing its broader product offerings, potentially helping the company to gain market share from its largest competitor. The company also announced that it plans to use the solid free cash flow that it has generated to repurchase $4 billion in stock over the year. We believe that the company’s improving fundamentals and continued solid execution of its acquisition strategy may lead to a higher valuation for the shares.

Conversely, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. We have subsequently sold West-wood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. Expedia was also sold during the first half of the year.

While the equity markets were volatile during the period, the global economic backdrop continues to appear solid, with interest rates low by historical standards and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for equities is positive, although we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are felt, and central banks around the world further reduce liquidity.

Lazard Retirement Small Cap Portfolio

For the six month period ended June 30, 2006, Lazard Retirement Small Cap Portfolio Service Shares posted a total return of 6.32%, as compared with the 8.21% return of the Russell 2000 Index.

For the Portfolio, stock selection in the transportation and materials sectors benefited performance during the first quarter of 2006, while stock selection in technology and energy hurt results. In the transportation sector, American Commercial Lines gained significantly. This marine transportation company has consistently raised earnings expectations well above analysts’ estimates. The company continues to benefit from robust freight demand, coupled with solid pricing, improved operational productivity, and increasing profits. Within materials, the steel industry did quite well in the first quarter, reflective of the continued strength of the U.S. economy. Oregon Steel Mills, which produces steel plate, pipe, and tubular products, was a solid performer. The main driver was a favorable product mix for Oregon Steel, where its particular product lines witnessed solid pricing. SafeNet, the Portfolio’s largest technology position, hurt returns as the company continued to experience inconsistent results, which called into question its growth profile. We believe that SafeNet is uniquely positioned to benefit from future government and enterprise security spending and continue to hold the shares. Within energy, shares of Brigham Exploration, an independent exploration and production company, declined sharply in the quarter. A fourth-quarter earnings miss and reduced guidance was the catalyst that drove the share price down. Higher production costs and disappointing drilling results led to the earnings shortfall.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

We believe that the cost issues are temporary and continue to hold the shares.

During the second quarter, stock selection in industrials and financials benefited performance, while stock selection in the consumer discretionary and materials sectors hurt returns. Within industrials, shares of Insteel Industries benefited from continued robust non-residential construction demand for the company’s products. Additionally, shares in Ladish, a supplier of metal components for the aerospace and industrial markets, also benefited from continued solid demand for its products. Stock selection in financials also helped returns, as shares in Texas Regional Bancshares rose sharply after the company received a takeover bid from Banco Bilbao. Conversely, stock selection in consumer discretionary hurt performance, as the shares of Talbots and Hot Topic declined. Talbots is a specialty retailer of women’s apparel that continues to struggle with its store merchandising strategy and its recent acquisition of J.Jill Group. Hot Topic, a specialty retailer for young teens, continued to post disappointing same-store sales comparisons as it also works through its remerchandising program. In materials, shares in Coeur D’Alene Mines, a developer and producer of silver and gold deposits, also declined. The company suffered from a decline in the price of precious metals and uncertainty over the economics of its expansion plans in Bolivia. We continue to hold the stock

For the first half of 2006, small-cap returns performed measurably better than large-cap returns. On both an absolute basis and relative to large caps, small-cap valuations are only a bit extended compared to historical levels, further underpinning hopes for continued out-perfomance by the asset class. The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. In the immediate term, we anticipate a continued robust economy, which should result in a supportive environment for the U.S. small-cap market. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term, even if the market environment should turn more difficult.

Lazard Retirement International Equity Portfolio

For the six month period ended June 30, 2006, Lazard Retirement International Equity Portfolio Service Shares posted a total return of 8.81%, as compared with the 10.16% return of the MSCI EAFE Index.

Stock selection in the financials sector benefited performance, as the shares of Spanish financial services group BBVA posted solid gains. BBVA’s first-quarter results confirmed its robust operational performance across all divisions, as well as a sustainable return on equity in excess of 30% and a 20% growth in book value per share. Stock selection in consumer discretionary also boosted returns, as the shares of Volkswagen rose. The company reported a 62% increase in net income for 2005, increased its dividend, and announced cost-saving measures. Shares of U.K. retailer Marks & Spencer also rose. The company continues to improve margins through more direct sourcing, negotiating better terms from suppliers, and selling more merchandise at full price. Regionally, stock selection in Japan produced solid gains, as Japan-based holdings in the consumer, industrial, information technology, and health care sectors rose more than the market.

Conversely, stock selection in information technology detracted from performance, as the shares of Yokogawa Electric declined. We took profits in Yokogawa Electric after the company reduced its forecasts for the full year 2006, based on weaker-than-expected sales for its semiconductor production and test equipment. Although the company continues to witness solid sales growth in its core industrial automation and controls business, we decided to pursue other opportunities with greater upside potential. Shares of Nidec also fell, after the company announced weak earnings results. However, we believe that the contributing factors (materials shortage, late ramp-up of a new lens unit), were temporary in nature, and the stock should rebound as these factors are resolved later in 2006. Stock selection in telecom services detracted from performance, as the shares of France Telecom declined. The company announced disappointing revenue growth, due to increased competition and a slow down in mobile-subscriber growth. However, we believe that the stock’s attractive valuation (at ten times Earnings Per Share) and 6.7% dividend yield indicate that much of the bad news has already been incorporated into the current share price. Stock selection in utilities also dampened performance, as the Portfolio lacked exposure to some of the European utilities, which rose dramatically on merger news, such as Endesa.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

While the equity markets were volatile during this six-month period, the international economic backdrop continues to appear solid, with interest rates low, by historical standards, and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for international equities is positive. However, we would expect investor risk tolerance to continue to wane, as additional monetary tightening by central banks around the world should further reduce liquidity.

Lazard Retirement Emerging Markets Portfolio

For the six month period ended June 30, 2006, Lazard Retirement Emerging Markets Portfolio’s Service Shares posted a total return of 4.36%, as compared with the 7.16% return of the MSCI EM Index. The Portfolio’s Investor Shares (first offered on May 1, 2006) posted a total return of (11.30)%, as compared with the (12.30)% return of the Index during that period.

Significant appreciation in several individual holdings helped performance over the first six months of the year. Shares of LG Household and Health (South Korea) finished strongly, after the company announced a stock buyback. Shares of Caemi (Brazil) outperformed, based on continued robust Chinese demand for steel and better than expected negotiated steel prices for 2006. Telekom Indonesia shares rose sharply, due to robust cellular demand, while shares of United Tractors (Indonesia) posted gains, as the company has benefited from increased infrastructure spending in Indonesia. Good stock selection and an overweight position in Indonesia helped performance, as did a favorable overweight in Brazil. Good stock selection within materials and industrials also boosted returns.

Poor stock selection and an underweight in Russia detracted from performance during the period, as this oil-rich country benefited from a rise in oil prices. In addition, weak stock selection within Korea, India, and Brazil hurt returns. In particular, profit taking was experienced in Brazil, following the appointment of a new Finance Minister. An underweight position in China dampened returns, as excitement over Chinese banking helped the Chinese market perform well. An overweight position in Egypt also held back returns, as this country experienced currency weakness and profit taking. Poor stock selection and an overweight position in consumer discretionary stocks hurt returns, as investors became more concerned about inflationary pressures and higher interest rates globally. Stock selection and an underweight position in energy hurt performance, as this sector posted solid gains helped by robust crude oil prices. Shares in Orascom Construction (Egypt) performed poorly, based on weakness in the Egyptian market. Shares of LG Electronics (South Korea) dropped, due to concerns about falling handset prices. Telemar Norte (Brazil) shares suffered, after an unsuccessful attempt to simplify the company’s capital structure. State Bank of India (India) shares also declined, due to concerns about rising interest rates.

We view this period of market weakness as a salutary event for the emerging markets asset class, though developing markets shares may trade within a range for a period of time.

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.
Performance Overviews
(unaudited)

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Five	Since
	Year	Years	Inception**

Retirement Equity Portfolio Service Shares	7.40%	2.59%	3.83%
S&P 500 Index	8.63	2.49	3.50

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Five	Since
	Year	Years	Inception**

Retirement Small Cap Portfolio Service Shares	10.76%	8.82%	8.75%
Russell 2000 Index	14.58	8.50	7.22

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Five	Since
	Year	Years	Inception**

Retirement International Equity Portfolio
Service Shares	23.62%	6.84%	5.19%
MSCI EAFE Index	26.56	10.02	7.44

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Service Shares			Investor Shares

	One	Five	Since	Since
	Year	Years	Inception†	Inception†

Retirement Emerging Markets Portfolio**	35.16%	22.46%	9.58%	(11.30)%
MSCI EM Index	35.47	21.18	8.79	(12.30)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Service Shares was November 4, 1997 and for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.
Information About Your Portfolio’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2006 through June 30, 2006 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/06	6/30/06	1/1/06-6/30/06	1/1/06-6/30/06

Retirement Equity Portfolio Service Shares
Actual	$1,000.00	$1,026.30	$6.27	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.25	1.25%

Retirement Small Cap Portfolio Service Shares
Actual	$1,000.00	$1,063.20	$5.99	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.98	$5.87	1.17%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,088.10	$5.85	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%

Retirement Emerging Markets Portfolio
Service Shares
Actual	$1,000.00	$1,043.60	$8.11	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Investor Shares
Actual	$1,000.00	$877.00	$6.32	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.75	1.35%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period). The inception date for Retirement Emerging Markets Portfolio Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
June 30, 2006 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	3.7%	12.4%	—%	5.3%
Consumer Discretionary	11.1	9.7	10.0	8.7
Consumer Durables	1.0	1.2	7.6	4.6
Consumer Staples	5.2	1.1	9.0	9.2
Energy	10.0	3.8	7.5	7.9
Financials	21.7	22.5	31.0	16.2
Health Care	9.9	8.9	8.1	1.0
Process Industry	4.9	5.0	0.7	12.5
Producer Manufacturing	8.0	8.4	5.7	1.6
Technology	16.4	20.5	4.6	11.4
Telecommunications	3.7	—	5.3	16.4
Transportation	0.6	3.9	4.7	2.6
Utilities	—	1.1	4.9	0.8
Short-Term Investments	3.8	1.5	0.9	1.8

Total Investments	100.0%	100.0%	100.0%	100.0%

*    Represents percentage of total investments.

Lazard Retirement Series, Inc.
Portfolios of Investments
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—95.9%
Alcohol & Tobacco—1.4%
Altria Group, Inc.	820	$60,213

Banking—5.8%
Bank of America Corp.	3,976	191,246
The Bank of New York Co., Inc.	2,115	68,103

		259,349

Building & Construction—1.0%
Masco Corp.	1,490	44,164

Cable & Broadcasting—1.1%
Comcast Corp., Class A (a)	1,530	50,153

Chemicals—2.7%
Cabot Corp.	665	22,956
Du Pont (E.I.) de Nemours & Co.	735	30,576
Sigma-Aldrich Corp.	350	25,424
The Dow Chemical Co.	1,090	42,542

		121,498

Commercial Services—2.7%
ARAMARK Corp., Class B	1,040	34,434
Automatic Data Processing, Inc.	1,920	87,072

		121,506

Computer Software—6.7%
Microsoft Corp.	8,655	201,661
Oracle Corp. (a)	6,765	98,025

		299,686

Consumer Products—1.4%
Fortune Brands, Inc.	450	31,955
The Stanley Works	650	30,693

		62,648

Drugs—3.4%
Bristol-Myers Squibb Co.	2,350	60,771
Pfizer, Inc.	1,815	42,598
Sepracor, Inc. (a)	830	47,426

		150,795

Energy Integrated—6.7%
Chevron Corp.	870	53,992
ConocoPhillips	695	45,544
Exxon Mobil Corp.	2,915	178,835
Massey Energy Co.	620	22,320

		300,691

Description	Shares	Value

Energy Services—3.2%
BJ Services Co.	1,305	$48,624
Halliburton Co.	410	30,426
The Williams Cos., Inc.	2,725	63,656

		142,706

Financial Services—10.7%
A.G. Edwards, Inc.	860	47,575
American Express Co.	870	46,302
Citigroup, Inc.	2,055	99,133
JPMorgan Chase & Co.	2,414	101,388
MasterCard, Inc., Class A	1,010	48,480
Mellon Financial Corp.	2,165	74,541
The Bear Stearns Cos., Inc.	410	57,433

		474,852

Food & Beverages—2.0%
Kraft Foods, Inc., Class A	1,360	42,024
The Coca-Cola Co.	1,080	46,462

		88,486

Forest & Paper Products—3.9%
Ball Corp.	1,100	40,744
Kimberly-Clark Corp.	1,300	80,210
Louisiana-Pacific Corp.	1,620	35,478
Weyerhaeuser Co.	300	18,675

		175,107

Health Services—2.3%
Laboratory Corp. of America
Holdings (a)	840	52,273
Medco Health Solutions, Inc. (a)	440	25,203
WellPoint, Inc. (a)	320	23,287

		100,763

Insurance—5.2%
American International Group, Inc.	980	57,869
Lincoln National Corp.	570	32,171
PartnerRe, Ltd.	410	26,260
The Allstate Corp.	1,030	56,372
The St. Paul Travelers Cos., Inc.	850	37,893
Willis Group Holdings, Ltd.	610	19,581

		230,146

Leisure & Entertainment—3.6%
Gannett Co., Inc.	560	31,321
McDonald’s Corp.	1,780	59,808
News Corp., Class A	3,725	71,445

		162,574

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Manufacturing—8.0%
General Electric Co.	4,055	$133,653
Honeywell International, Inc.	1,445	58,233
Pitney Bowes, Inc.	1,040	42,952
Tyco International, Ltd.	1,825	50,188
United Technologies Corp.	1,140	72,299

		357,325

Medical Products—4.3%
Invitrogen Corp. (a)	330	21,803
Johnson & Johnson	2,485	148,901
Zimmer Holdings, Inc. (a)	350	19,852

		190,556

Printing & Publishing—1.0%
R.H. Donnelley Corp. (a)	832	44,986

Retail—6.0%
Dollar Tree Stores, Inc. (a)	1,715	45,448
Liz Claiborne, Inc.	1,105	40,951
The Home Depot, Inc.	3,690	132,065
The Kroger Co.	2,150	46,999

		265,463

Semiconductors &
Components—1.8%
Flextronics International, Ltd. (a)	2,100	22,302
Intel Corp.	1,910	36,194
Solectron Corp. (a)	6,200	21,204

		79,700

Technology—1.4%
Accenture, Ltd., Class A	700	19,824
International Business Machines
Corp.	530	40,715

		60,539

Description	Shares	Value

Technology Hardware—6.4%
Avaya, Inc. (a)	5,930	$67,721
Cisco Systems, Inc. (a)	4,250	83,002
Dell, Inc. (a)	1,830	44,670
EMC Corp. (a)	4,340	47,610
Hewlett-Packard Co.	1,350	42,768

		285,771

Telecommunications—2.6%
ALLTEL Corp.	745	47,554
Sprint Nextel Corp.	3,379	67,546

		115,100

Transportation—0.6%
Overseas Shipholding Group, Inc.	420	24,843

Total Common Stocks
(Identified cost $4,006,229)		4,269,620

	Principal
	Amount
	(000)

Repurchase Agreement—3.8%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$175,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $175,372)
Proceeds of $169,056
(Identified cost $169,000)	$169	169,000

Total Investments—99.7%
(Identified cost $4,175,229) (b)		$4,438,620
Cash and Other Assets in Excess
of Liabilities—0.3%		14,889

Net Assets—100.0%		$4,453,509

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—97.9%
Banking—10.5%
Bank of the Ozarks, Inc.	52,700	$1,754,910
BankUnited Financial Corp., Class A	33,100	1,010,212
Boston Private Financial
Holdings, Inc.	45,100	1,258,290
First Community Bancorp	15,200	898,016
Franklin Bank Corp. (a)	40,900	825,771
MB Financial, Inc.	38,300	1,354,288
Provident Bankshares Corp.	37,800	1,375,542
Sterling Bancshares, Inc.	93,900	1,760,625
Texas Regional Bancshares, Inc.,
Class A	54,345	2,060,762
United Bankshares, Inc.	26,850	983,516
Wintrust Financial Corp.	26,700	1,357,695

		14,639,627

Building & Construction—2.2%
Building Materials Holding Corp.	25,700	716,259
Levitt Corp., Class A	37,700	603,200
Perini Corp. (a)	28,400	639,000
Texas Industries, Inc.	19,600	1,040,760

		2,999,219

Chemicals—0.7%
Westlake Chemical Corp.	33,300	992,340

Commercial Services—10.6%
Arbitron, Inc.	21,200	812,596
G & K Services, Inc.	38,300	1,313,690
H&E Equipment Services, Inc.	33,100	974,795
John H. Harland Co.	28,400	1,235,400
Navigant Consulting, Inc. (a)	53,500	1,211,775
Rollins, Inc.	52,200	1,025,208
Tetra Tech, Inc. (a)	57,100	1,012,954
United Rentals, Inc. (a)	52,200	1,669,356
ValueClick, Inc. (a)	62,000	951,700
Waste Connections, Inc. (a)	30,800	1,121,120
Watson Wyatt Worldwide, Inc.	27,700	973,378
WESCO International, Inc. (a)	11,000	759,000
Wireless Facilities, Inc. (a)	203,900	560,725
Wright Express Corp. (a)	39,500	1,135,230

		14,756,927

Description	Shares	Value

Computer Software—1.9%
Agile Software Corp. (a)	164,300	$1,041,662
Secure Computing Corp. (a)	185,300	1,593,580

		2,635,242

Consumer Products—3.3%
Fossil, Inc. (a)	57,000	1,026,570
Matthews International Corp.,
Class A	28,800	992,736
Sealy Corp.	80,900	1,073,543
WMS Industries, Inc. (a)	53,700	1,470,843

		4,563,692

Drugs—1.5%
Sciele Pharma, Inc. (a)	63,400	1,470,246
SFBC International, Inc. (a)	45,300	686,748

		2,156,994

Electric—1.1%
Cleco Corp.	67,100	1,560,075

Energy Exploration &
Production—1.3%
Brigham Exploration Co. (a)	93,500	739,585
The Exploration Co. of Delaware (a)	101,744	1,084,591

		1,824,176

Energy Services—2.5%
Complete Production Services, Inc.	55,400	1,309,656
Veritas DGC, Inc. (a)	19,800	1,021,284
W-H Energy Services, Inc. (a)	22,100	1,123,343

		3,454,283

Financial Services—1.5%
Waddell & Reed Financial, Inc.	98,900	2,033,384

Food & Beverages—1.0%
Performance Food Group Co. (a)	20,200	613,676
Sanderson Farms, Inc.	30,300	848,097

		1,461,773

Health Services—4.3%
BioScrip, Inc. (a)	94,700	508,539
Centene Corp. (a)	44,300	1,042,379
Five Star Quality Care, Inc. (a)	68,900	762,723
Hanger Orthopedic Group, Inc. (a)	128,300	1,072,588
inVentiv Health, Inc. (a)	41,000	1,179,980
LifePoint Hospitals, Inc. (a)	46,500	1,494,045

		6,060,254

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Insurance—4.1%
Arch Capital Group, Ltd. (a)	19,800	$1,177,308
Aspen Insurance Holdings, Ltd.	78,800	1,835,252
Bristol West Holdings, Inc.	61,400	982,400
RLI Corp.	36,800	1,773,024

		5,767,984

Leisure & Entertainment—3.4%
Bally Technologies, Inc. (a)	95,500	1,572,885
CBRL Group, Inc.	35,700	1,210,944
Rare Hospitality International, Inc. (a)	24,000	690,240
Ruby Tuesday, Inc.	52,100	1,271,761

		4,745,830

Manufacturing—8.3%
Acuity Brands, Inc.	30,500	1,186,755
Applied Signal Technology, Inc.	36,900	628,776
Columbus McKinnon Corp. (a)	19,400	421,756
DRS Technologies, Inc.	13,750	670,312
Esterline Technologies Corp. (a)	33,300	1,384,947
Insteel Industries, Inc.	83,100	2,011,020
Kennametal, Inc.	21,200	1,319,700
Knoll, Inc.	63,700	1,169,532
Ladish Co., Inc. (a)	24,600	921,762
RBC Bearings, Inc.	53,000	1,203,100
Regal-Beloit Corp.	15,200	671,080

		11,588,740

Medical Products—3.7%
Advanced Medical Optics, Inc. (a)	23,500	1,191,450
Encore Medical Corp. (a)	226,700	1,090,427
PSS World Medical, Inc. (a)	63,200	1,115,480
Symmetry Medical, Inc. (a)	59,800	920,920
Wright Medical Group, Inc. (a)	42,700	893,711

		5,211,988

Metals & Mining—4.3%
Cleveland-Cliffs, Inc.	18,100	1,435,149
Coeur d’Alene Mines Corp. (a)	149,100	717,171
NS Group, Inc. (a)	15,900	875,772
Oregon Steel Mills, Inc. (a)	27,900	1,413,414
RTI International Metals, Inc. (a)	27,000	1,507,680

		5,949,186

Description	Shares	Value

Real Estate—6.3%
Alexandria Real Estate Equities, Inc.	14,000	$1,241,520
Ashford Hospitality Trust	110,600	1,395,772
BioMed Realty Trust, Inc.	33,100	991,014
Brandywine Realty Trust	48,500	1,560,245
Cousins Properties, Inc.	38,400	1,187,712
Healthcare Realty Trust, Inc.	31,700	1,009,645
MFA Mortgage Investments, Inc.	209,400	1,440,672

		8,826,580

Retail—3.0%
Guitar Center, Inc. (a)	17,800	791,566
Hot Topic, Inc. (a)	56,800	653,768
Pacific Sunwear of California, Inc. (a)	35,200	631,136
The Finish Line, Inc.	78,200	925,106
The Talbots, Inc.	28,100	518,445
Tractor Supply Co. (a)	11,700	646,659

		4,166,680

Semiconductors &
Components—8.4%
Actel Corp. (a)	91,900	1,318,765
Benchmark Electronics, Inc. (a)	56,150	1,354,338
Coherent, Inc. (a)	49,700	1,676,381
CPI International, Inc.	59,500	862,750
Exar Corp. (a)	89,000	1,181,030
FARO Technologies, Inc. (a)	47,400	803,904
Integrated Device Technology, Inc. (a)	102,300	1,450,614
Microsemi Corp. (a)	57,300	1,396,974
Power Integrations, Inc. (a)	33,600	587,328
TTM Technologies, Inc. (a)	74,400	1,076,568

		11,708,652
Services—0.9%
Perot Systems Corp., Class A (a)	81,700	1,183,016

Technology Hardware—9.2%
Avocent Corp. (a)	48,200	1,265,250
C-COR, Inc. (a)	127,100	981,212
Cognex Corp.	38,400	999,552
Emulex Corp. (a)	63,300	1,029,891
FEI Co. (a)	45,700	1,036,476
Ixia (a)	100,400	903,600
Komag, Inc. (a)	28,400	1,311,512
Powerwave Technologies, Inc. (a)	123,200	1,123,584
Rogers Corp. (a)	24,700	1,391,598
SafeNet, Inc. (a)	86,100	1,525,692
Varian Semiconductor Equipment
Associates, Inc. (a)	39,500	1,288,095

		12,856,462

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Transportation—3.9%
AirTran Holdings, Inc. (a)	97,700	$1,451,822
American Commercial Lines, Inc. (a)	20,100	1,211,025
Hub Group, Inc., Class A (a)	33,400	819,302
Swift Transportation Co., Inc. (a)	62,150	1,973,884

		5,456,033

Total Common Stocks
(Identified cost $128,633,978)		136,599,137

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—1.5%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$2,170,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $2,174,610)
Proceeds of $2,124,704
(Identified cost $2,124,000)	$2,124	$2,124,000

Total Investments—99.4%
(Identified cost $130,757,978) (b)		$138,723,137
Cash and Other Assets in Excess
of Liabilities—0.6%		834,300

Net Assets—100.0%		$139,557,437

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—98.9%
Australia—0.7%
BlueScope Steel, Ltd.	320,053	$1,890,377

Belgium—1.5%
InBev NV	89,300	4,378,934

Brazil—1.2%
Brasil Telecom Participacoes SA ADR	64,200	2,090,994
Petroleo Brasileiro SA ADR	15,900	1,420,029

Total Brazil		3,511,023

France—16.7%
Axa	146,923	4,820,569
BNP Paribas	60,100	5,751,987
France Telecom SA	222,000	4,771,691
Lafarge SA	27,469	3,447,345
Lagardere SCA	48,830	3,602,584
Sanofi-Aventis	74,586	7,276,683
Schneider Electric SA	35,100	3,657,769
Total SA	138,372	9,103,014
Vivendi SA	147,200	5,157,152

Total France		47,588,794

Germany—10.6%
Allianz AG	27,100	4,280,142
Bayerische Motoren Werke AG	80,400	4,015,502
Commerzbank AG	114,757	4,173,115
Deutsche Bank AG	26,200	2,948,055
Fresenius Medical Care AG & Co.
KGaA	23,594	2,711,541
KarstadtQuelle AG (a)	94,173	2,498,596
Siemens AG	56,742	4,935,791
Volkswagen AG	66,466	4,659,823

Total Germany		30,222,565

Ireland—2.4%
Bank of Ireland	218,158	3,891,320
CRH PLC	91,147	2,962,576

Total Ireland		6,853,896

Italy—9.1%
Banco Popolare di Verona e
Novara Scrl	125,477	3,361,242
Capitalia SpA	346,696	2,843,787
Enel SpA	465,050	4,007,847
Eni SpA	132,075	3,889,253
Mediaset SpA	348,312	4,106,303
Telecom Italia SpA	896,700	2,496,646
UniCredito Italiano SpA	690,072	5,400,045

Total Italy		26,105,123

Description	Shares	Value

Japan—20.0%
East Japan Railway Co.	593	$4,409,308
Hoya Corp.	91,700	3,264,830
Keyence Corp.	9,900	2,530,534
Marui Co., Ltd.	79,800	1,243,963
Mitsubishi UFJ Financial Group, Inc.	513	7,180,160
Murata Manufacturing Co., Ltd.	41,900	2,723,326
Nidec Corp.	38,400	2,754,494
Nissan Motor Co., Ltd.	489,000	5,347,067
Nomura Holdings, Inc.	258,800	4,856,108
Sumitomo Mitsui Financial Group, Inc.	356	3,768,184
Takeda Pharmaceutical Co., Ltd.	79,100	4,926,667
The Sumitomo Trust and Banking
Co., Ltd.	318,000	3,477,234
THK Co., Ltd.	92,800	2,768,211
Tokyo Gas Co., Ltd.	829,000	3,908,770
Yamato Holdings Co., Ltd.	232,000	4,119,844

Total Japan		57,278,700

Mexico—0.5%
Grupo Televisa SA Sponsored ADR	72,000	1,390,320

Netherlands—1.7%
TNT NV	133,800	4,786,912

Norway—1.5%
Statoil ASA	152,350	4,321,309

Russia—0.5%
Mobile TeleSystems Sponsored ADR	45,500	1,339,520

South Korea—2.1%
Hyundai Motor Co., Ltd. GDR (a)	50,600	1,215,918
Kookmin Bank ADR	31,900	2,649,614
Samsung Electronics Co., Ltd. GDR	6,500	2,042,625

Total South Korea		5,908,157

Spain—1.9%
Banco Bilbao Vizcaya Argentaria SA	267,304	5,495,954

Sweden—0.9%
Telefonaktiebolaget LM Ericsson,
B Shares	779,000	2,573,794

Switzerland—9.7%
Compagnie Financiere Richemont AG,
A Shares	71,800	3,282,286
Credit Suisse Group	110,812	6,187,380
Julius Baer Holding, Ltd.	32,600	2,826,221
Nestle SA	9,183	2,878,589
Novartis AG	153,500	8,295,265
Zurich Financial Services AG	19,100	4,178,612

Total Switzerland		27,648,353

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement International Equity Portfolio
(concluded)
Turkey—0.6%
Turkcell Iletisim Hizmetleri AS ADR	155,136	$1,839,913

United Kingdom—17.3%
BAE Systems PLC	328,200	2,244,465
Barclays PLC	478,300	5,436,112
BP PLC	237,920	2,774,484
Diageo PLC	395,875	6,659,274
Gallaher Group PLC	271,003	4,235,424
Imperial Tobacco Group PLC	111,280	3,435,102
Lloyds TSB Group PLC	287,000	2,821,313
Marks & Spencer Group PLC	396,804	4,308,045
National Grid PLC	558,423	6,042,064
Old Mutual PLC	653,957	1,974,552
Reckitt Benckiser PLC	76,200	2,846,902
Tesco PLC	668,000	4,126,568
Vodafone Group PLC	1,216,225	2,592,513

Total United Kingdom		49,496,818

Total Common Stocks
(Identified cost $245,190,753)		282,630,462

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—0.9%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$2,560,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $2,565,438)
Proceeds of $2,506,831
(Identified cost $2,506,000)	$2,506	$2,506,000

Total Investments—99.8%
(Identified cost $247,696,753) (b)		$285,136,462
Cash and Other Assets in Excess
of Liabilities—0.2%		515,191

Net Assets—100.0%		$285,651,653

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—86.6%
Argentina—1.1%
Banco Macro Bansud SA ADR	53,900	$1,097,404

Brazil—8.6%
Brasil Telecom Participacoes SA ADR	43,100	1,403,767
Companhia de Bebidas das Americas
ADR	1	37
Companhia de Concessoes
Rodoviarias	238,000	1,946,448
Grendene SA	87,400	701,865
Petroleo Brasileiro SA ADR	32,400	2,893,644
Souza Cruz SA	79,700	1,186,155
Ultrapar Participacoes SA Sponsored
ADR	54,800	862,004

Total Brazil		8,993,920

Chile—0.2%
Administradora de Fondos de
Pensiones Provida SA Sponsored
ADR	10,360	250,194

China—1.9%
CNOOC, Ltd. ADR	18,100	1,454,878
People’s Food Holdings, Ltd.	744,000	489,303

Total China		1,944,181

Egypt—4.1%
Eastern Tobacco	25,944	1,344,521
Orascom Construction Industries	54,269	1,652,273
Orascom Telecom Holding SAE	30,900	1,288,198

Total Egypt		4,284,992

Hong Kong—2.9%
China Netcom Group Corp.
(Hong Kong), Ltd.	379,000	663,628
Hutchison Telecommunications
International, Ltd. (a)	722,000	1,175,911
Pacific Basin Shipping, Ltd.	1,690,000	766,995
Texwinca Holdings, Ltd.	702,000	460,950

Total Hong Kong		3,067,484

Hungary—1.7%
Gedeon Richter Nyrt.	5,300	973,641
MOL Hungarian Oil and Gas Nyrt.	7,900	811,316

Total Hungary		1,784,957

India—6.2%
Hero Honda Motors, Ltd.	59,310	1,019,632
Hindustan Lever, Ltd.	162,100	805,043

Description	Shares	Value

Oil and Natural Gas Corp., Ltd.	43,282	$1,040,592
Satyam Computer Services, Ltd.	102,482	1,578,187
State Bank of India	125,763	1,983,144

Total India		6,426,598

Indonesia—4.6%
PT Bank Mandiri	5,502,000	1,021,639
PT Telekomunikasi Indonesia
Sponsored ADR	82,800	2,657,880
PT United Tractors	1,959,400	1,142,260

Total Indonesia		4,821,779

Israel—3.2%
Bank Hapoalim BM	384,600	1,655,038
Israel Chemicals, Ltd.	420,635	1,695,527

Total Israel		3,350,565

Mexico—6.5%
Cemex SA de CV Sponsored ADR	36,718	2,091,810
Desarrolladora Homex SA de CV
ADR (a)	46,690	1,531,899
Grupo Mexico SAB de CV, Series B	337,700	969,332
Grupo Televisa SA Sponsored ADR	62,400	1,204,944
Kimberly-Clark de Mexico SA de CV	297,100	945,443

Total Mexico		6,743,428

Morocco—1.2%
Maroc Telecom	90,200	1,215,434

Peru—0.6%
Credicorp, Ltd.	19,400	581,224

Philippines—1.4%
Philippine Long Distance Telephone
Co. Sponsored ADR	40,900	1,411,868

Russia—3.3%
Evraz Group SA GDR	38,900	970,555
Mobile TeleSystems Sponsored ADR	62,000	1,825,280
Trader Media East, Ltd. GDR	64,400	617,556

Total Russia		3,413,391

South Africa—7.5%
Aquarius Platinum, Ltd.	97,134	1,446,216
Edgars Consolidated Stores, Ltd.	269,600	1,094,391
Kumba Resources, Ltd.	92,798	1,665,530
Murray & Roberts Holdings, Ltd.	393,567	1,401,704
Sanlam, Ltd.	196,230	398,967
Steinhoff International Holdings, Ltd.	582,603	1,744,113

Total South Africa		7,750,921

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
South Korea—17.4%
Hite Brewery Co., Ltd.	5,800	$580,183
Hyundai Motor Co.	7,750	658,427
Kangwon Land, Inc.	80,800	1,379,741
Kookmin Bank	46,590	3,830,526
KT Corp. Sponsored ADR	40,590	870,656
LG Electronics, Inc.	14,540	881,259
LG Household & Health Care, Ltd.	23,200	2,002,825
Lotte Shopping Co., Ltd. GDR (a), (c)	80,700	1,546,212
Samsung Electronics Co., Ltd. GDR	2,900	911,325
Samsung Electronics Co., Ltd. GDR (c)	10,726	3,370,645
Shinhan Financial Group Co., Ltd.	21,110	990,192
SK Corp.	16,800	1,080,215

Total South Korea		18,102,206

Taiwan—8.7%
Advantech Co., Ltd.	372,502	1,067,677
Chinatrust Financial Holding Co., Ltd.	2,245,369	1,862,067
Chunghwa Telecom Co., Ltd. ADR	15,800	291,826
Fubon Financial Holding Co., Ltd.	1,856,000	1,605,090
Hon Hai Precision Industry Co., Ltd.	312,922	1,932,989
Taiwan Semiconductor Manufacturing
Co., Ltd.	1,014,848	1,830,532
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	49,028	450,073

Total Taiwan		9,040,254

Thailand—0.5%
Thai Union Frozen Products PCL	836,800	532,938

Turkey—3.6%
Enka Insaat ve Sanayi AS	122,262	892,817
Turkcell Iletisim Hizmetleri AS	203,942	930,802
Turkcell Iletisim Hizmetleri AS ADR	161,579	1,916,323

Total Turkey		3,739,942

United Kingdom—1.4%
Old Mutual PLC	492,100	1,485,842

Total Common Stocks
(Identified cost $79,388,483)		90,039,522

Description	Shares	Value

Preferred Stocks—10.9%
Brazil—10.0%
AES Tiete SA	32,200,000	$773,663
Bradespar SA	58,500	2,000,231
Companhia de Bebidas das Americas
ADR	39,470	1,628,138
Companhia Vale do Rio Doce,
A Shares	130,300	2,653,863
Iochpe Maxion SA	55,000	533,672
Klabin SA	631,000	1,478,189
Telemar Norte Leste SA	64,042	1,284,243

Total Brazil		10,351,999

South Korea—0.9%
Hyundai Motor Co.	20,250	984,004

Total Preferred Stocks
(Identified cost $10,631,140)		11,336,003

	Principal
	Amount
	(000)

Repurchase Agreement—1.8%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$1,960,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $1,964,164)
Proceeds of $1,921,637
(Identified cost $1,921,000)	$1,921	1,921,000

Total Investments—99.3%
(Identified cost $91,940,623) (b)		$103,296,525
Cash and Other Assets in Excess
of Liabilities—0.7%		734,327

Net Assets—100.0%		$104,030,852

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
June 30, 2006 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$4,175,229	$368,105	$104,714	$263,391
Retirement Small Cap	130,757,978	16,658,886	8,693,727	7,965,159
Retirement International Equity	247,696,753	43,007,528	5,567,819	37,439,709
Retirement Emerging Markets	91,940,623	14,390,176	3,034,274	11,355,902

(c)     Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio

Industry
Agriculture	—%	1.6%
Alcohol & Tobacco	6.5	4.6
Automotive	5.3	2.6
Banking	21.9	11.6
Building & Construction	2.2	7.3
Computer Software	—	0.6
Consumer Products	2.1	5.7
Drugs	7.2	0.9
Electric	3.5	0.7
Energy Exploration & Production	—	2.4
Energy Integrated	7.5	5.4
Financial Services	4.4	4.6
Food & Beverages	1.0	1.0
Forest & Paper Products	—	2.3
Gas Utilities.	1.4	—
Health Services	0.9	—
Insurance.	4.6	—
Leisure & Entertainment	5.0	2.5
Manufacturing	4.8	1.6
Metals & Mining	0.7	9.3
Retail.	4.3	3.2
Semiconductors & Components	3.7	7.3
Technology	1.0	1.5
Technology Hardware	0.9	1.9
Telecommunications	5.3	16.3
Transportation	4.7	2.6

Subtotal	98.9	97.5
Repurchase Agreements	0.9	1.8

Total Investments	99.8%	99.3%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
June 30, 2006 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,438,620	$138,723,137	$285,136,462	$103,296,525
Cash	267	622	913	133
Foreign currency	—	—	—	548,523
Receivables for:
Investments sold	21,480	1,190,308	1,472,937	183,562
Dividends and interest	5,516	73,658	656,519	244,460
Capital stock sold	—	—	—	327,598
Amount due from Investment Manager	5,041	—	—	—

Total assets	4,470,924	139,987,725	287,266,831	104,600,801

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	93,291	—
Management fees	—	84,439	171,146	70,891
Accrued distribution fees	891	28,206	56,808	19,265
Accrued directors’ fees	17	705	1,254	346
Investments purchased	—	262,665	1,203,436	354,123
Capital stock repurchased	—	—	—	56,052
Other accrued expenses and payables	16,507	54,273	89,243	69,272

Total liabilities	17,415	430,288	1,615,178	569,949

Net assets	$4,453,509	$139,557,437	$285,651,653	$104,030,852

NET ASSETS
Paid in capital	$4,157,532	$110,299,481	$206,562,501	$76,110,854
Undistributed (distributions in excess of) net investment
income	44,330	(237,080)	6,518,934	1,315,552
Accumulated undistributed net realized gain (loss)	(11,744)	21,529,877	35,116,236	15,248,244
Net unrealized appreciation on:
Investments	263,391	7,965,159	37,439,709	11,355,902
Foreign currency	—	—	14,273	300

Net assets	$4,453,509	$139,557,437	$285,651,653	$104,030,852

Service Shares
Net assets	$4,453,509	$139,557,437	$285,651,653	$98,925,225
Shares of capital stock outstanding*	393,783	8,048,536	20,455,809	5,039,647
Net asset value, offering and redemption price per share	$11.31	$17.34	$13.96	$19.63
Investor Shares
Net assets	N/A	N/A	N/A	$5,105,627
Shares of capital stock outstanding*	N/A	N/A	N/A	260,036
Net asset value, offering and redemption price per share	N/A	N/A	N/A	$19.63

Cost of investments in securities	$4,175,229	$130,757,978	$247,696,753	$91,940,623
Cost of foreign currency	$—	$—	$—	$547,878

*  $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the six months ended June 30, 2006 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$42,306	$517,702	$4,994,862	$1,438,338
Interest	2,526	66,505	190,082	101,424

Total investment income*	44,832	584,207	5,184,944	1,539,762

Expenses:
Management fees.	16,822	539,618	1,058,625	506,850
Distribution fees (Service Shares)	5,607	179,873	352,875	125,482
Custodian fees	16,365	44,640	73,727	157,294
Administration fees	19,082	33,155	47,144	28,759
Professional services	14,093	23,669	32,793	20,750
Shareholders’ services	7,269	8,413	7,271	9,797
Shareholders’ reports	216	6,739	11,325	4,326
Directors’ fees and expenses	138	4,628	8,926	3,088
Other	381	2,298	4,130	1,581

Total gross expenses	79,973	843,033	1,596,816	857,927
Management fees waived and expenses reimbursed	(42,458)	—	—	(47,381)
Administration fees waived	(9,375)	—	—	—
Expense reductions	(143)	—	(1,024)	(777)

Total net expenses	27,997	843,033	1,595,792	809,769

Net investment income (loss)	16,835	(258,826)	3,589,152	729,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	161,034	10,386,266	23,273,198	8,318,308
Foreign currency	—	—	(137,512)	(99,332)
Net change in unrealized appreciation (depreciation) on:
Investments	(72,575)	(1,394,061)	(3,559,263)	(6,575,797)
Foreign currency	—	—	22,185	(4,619)

Net realized and unrealized gain on investments and
foreign currency	88,459	8,992,205	19,598,608	1,638,560

Net increase in net assets resulting from operations	$105,294	$8,733,379	$23,187,760	$2,368,553

* Net of foreign withholding taxes of	$—	$7	$611,010	$109,386

** Net of foreign capital gains taxes of	$—	$—	$—	$168

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2006	December 31,	June 30, 2006	December 31,
	(unaudited)	2005	(unaudited)	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$16,835	$27,497	$(258,826)	$(323,706)
Net realized gain on investments	161,034	532,185	10,386,266	11,695,519
Net change in unrealized depreciation on investments	(72,575)	(418,991)	(1,394,061)	(5,014,880)

Net increase in net assets resulting from operations	105,294	140,691	8,733,379	6,356,933

Distributions to shareholders:
Service Shares
From net investment income	—	(34,628)	—	—
From net realized gains	—	—	—	(9,489,535)

Net decrease in net assets resulting from distributions	—	(34,628)	—	(9,489,535)

Capital stock transactions:
Service Shares
Net proceeds from sales	994,737	1,080,761	10,998,072	26,254,947
Net proceeds in connection with acquisition of
Phoenix-Lazard Small-Cap Value Series	—	—	—	12,046,680
Net proceeds from reinvestment of distributions	—	34,628	—	9,489,535
Cost of shares redeemed	(957,952)	(1,792,777)	(17,144,077)	(18,670,368)

Net increase (decrease) in net assets from capital
stock transactions	36,785	(677,388)	(6,146,005)	29,120,794

Total increase (decrease) in net assets	142,079	(571,325)	2,587,374	25,988,192
Net assets at beginning of period	4,311,430	4,882,755	136,970,063	110,981,871

Net assets at end of period*	$4,453,509	$4,311,430	$139,557,437	$136,970,063

*Includes undistributed (distributions in excess of)
net investment income	$44,330	$27,495	$(237,080)	$21,746

Shares issued and repurchased:
Service Shares:
Shares outstanding at beginning of period	391,371	454,488	8,395,800	6,567,766

Shares sold	87,145	100,566	624,166	1,596,698
Shares issued in connection with acquisition of
Phoenix-Lazard Small-Cap Value Series	—	—	—	771,728
Shares issued to shareholders from reinvestment
of distributions	—	3,209	—	591,617
Shares repurchased	(84,733)	(166,892)	(971,430)	(1,132,009)

Net increase (decrease)	2,412	(63,117)	(347,264)	1,828,034

Shares outstanding at end of period	393,783	391,371	8,048,536	8,395,800

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2006	December 31,	June 30, 2006	December 31,
	(unaudited)	2005	(unaudited)	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,589,152	$3,377,582	$729,993	$690,281
Net realized gain on investments and foreign currency	23,135,686	12,631,903	8,218,976	7,355,438
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(3,537,078)	9,977,952	(6,580,416)	10,594,255

Net increase in net assets resulting from operations	23,187,760	25,987,437	2,368,553	18,639,974

Distributions to shareholders:
Service Shares
From net investment income	—	(2,305,204)	—	(163,364)
From net realized gains	—	(3,510,316)	—	(1,946,955)

Net decrease in net assets resulting from distributions	—	(5,815,520)	—	(2,110,319)

Capital stock transactions:
Net proceeds from sales
Service Shares	15,142,571	41,338,382	28,474,261	42,369,454
Investor Shares	—	—	6,246,839	—
Net proceeds from reinvestment of distributions
Service Shares	—	5,815,520	—	2,110,319
Cost of shares redeemed
Service Shares	(19,115,477)	(7,513,892)	(15,090,726)	(9,907,199)
Investor Shares	—	—	(780,285)	—

Net increase (decrease) in net assets from capital
stock transactions	(3,972,906)	39,640,010	18,850,089	34,572,574

Total increase in net assets	19,214,854	59,811,927	21,218,642	51,102,229
Net assets at beginning of period	266,436,799	206,624,872	82,812,210	31,709,981

Net assets at end of period*	$285,651,653	$266,436,799	$104,030,852	$82,812,210

*Includes undistributed net investment income	$6,518,934	$2,929,782	$1,315,552	$585,559

Shares issued and repurchased:
Service Shares:
Shares outstanding at beginning of period	20,774,060	17,398,250	4,403,558	2,279,740

Shares sold	1,070,423	3,497,964	1,382,010	2,630,021
Shares issued to shareholders from reinvestment
of distributions	—	495,782	—	134,931
Shares repurchased	(1,388,674)	(617,936)	(745,921)	(641,134)

Net increase (decrease)	(318,251)	3,375,810	636,089	2,123,818

Shares outstanding at end of period	20,455,809	20,774,060	5,039,647	4,403,558

Investor Shares**:
Shares outstanding at beginning of period			—

Shares sold			300,898
Shares issued to shareholders from reinvestment
of distributions			—
Shares repurchased			(40,862)

Net increase			260,036

Shares outstanding at end of period			260,036

**The inception date for Lazard Retirement Emerging Markets Portfolio Investor Shares was May 1, 2006.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
Service Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$11.02	$10.74	$9.67	$7.85	$9.38	$10.20

Income (loss) from investment operations:
Net investment income	0.04	0.08	0.08	0.06	0.06	0.06
Net realized and unrealized gain (loss)	0.25	0.28	1.05	1.82	(1.58)	(0.82)

Total from investment operations	0.29	0.36	1.13	1.88	(1.52)	(0.76)

Less distributions from:
Net investment income	—	(0.08)	(0.06)	(0.06)	(0.01)	(0.06)

Total distributions	—	(0.08)	(0.06)	(0.06)	(0.01)	(0.06)

Net asset value, end of period	$11.31	$11.02	$10.74	$9.67	$7.85	$9.38

Total Return (a)	2.63%	3.38%	11.79%	24.01%	(16.25)%	(7.47)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,454	$4,311	$4,883	$4,591	$3,750	$5,015
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	3.57%	3.57%	3.58%	3.89%	3.74%	3.25%
Net investment income (c)	0.75%	0.59%	0.75%	0.73%	0.58%	0.63%
Portfolio turnover rate	52%	75%	59%	56%	94%	141%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

	Six Months	Year Ended
	Ended
Service Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$16.31	$16.90	$14.71	$10.72	$13.08	$11.75

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	— (b)	— (b)	0.01	0.01
Net realized and unrealized gain (loss)	1.06	0.69	2.19	3.99	(2.32)	2.15

Total from investment operations	1.03	0.65	2.19	3.99	(2.31)	2.16

Less distributions from:
Net investment income	—	—	—	—	—	(0.01)
Net realized gains	—	(1.24)	—	—	(0.05)	(0.82)

Total distributions	—	(1.24)	—	—	(0.05)	(0.83)

Net asset value, end of period	$17.34	$16.31	$16.90	$14.71	$10.72	$13.08

Total Return (a)	6.32%	3.99%	14.89%	37.22%	(17.68)%	18.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,557	$136,970	$110,982	$76,636	$47,453	$42,164
Ratios to average net assets:
Net expenses (c)	1.17%	1.22%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	1.17%	1.22%	1.28%	1.37%	1.42%	1.67%
Net investment income (loss) (c)	(0.36)%	(0.26)%	(0.35)%	0.03%	(0.17)%	0.09%
Portfolio turnover rate	53%	93%	98%	78%	108%	78%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
Service Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$12.83	$11.88	$10.39	$8.11	$9.09	$12.01

Income (loss) from investment operations:
Net investment income	0.18	0.15	0.09	0.04	0.05	0.01
Net realized and unrealized gain (loss)	0.95	1.08	1.46	2.27	(1.02)	(2.90)

Total from investment operations	1.13	1.23	1.55	2.31	(0.97)	(2.89)

Less distributions from:
Net investment income	—	(0.11)	(0.06)	(0.03)	(0.01)	— (b)
Net realized gains	—	(0.17)	—	—	—	(0.03)

Total distributions	—	(0.28)	(0.06)	(0.03)	(0.01)	(0.03)

Net asset value, end of period	$13.96	$12.83	$11.88	$10.39	$8.11	$9.09

Total Return (a)	8.81%	10.65%	14.98%	28.52%	(10.71)%	(24.06)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$285,652	$266,437	$206,625	$130,443	$48,913	$32,311
Ratios to average net assets:
Net expenses (c)	1.13%	1.21%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	1.13%	1.21%	1.29%	1.40%	1.65%	1.94%
Net investment income (c)	2.54%	1.45%	1.05%	1.25%	0.98%	0.50%
Portfolio turnover rate	45%	54%	53%	38%	49%	58%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

	Six Months	Year Ended
	Ended
Service Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$18.81	$13.91	$10.73	$7.02	$7.17	$7.59

Income (loss) from investment operations:
Net investment income (d)	0.14	0.13	0.05	0.10	0.05	0.03
Net realized and unrealized gain (loss)	0.68	5.41	3.21	3.61	(0.16)	(0.42)

Total from investment operations	0.82	5.54	3.26	3.71	(0.11)	(0.39)

Less distributions from:
Net investment income	—	(0.05)	(0.08)	— (b)	(0.04)	(0.03)
Net realized gains	—	(0.59)	—	—	—	—

Total distributions	—	(0.64)	(0.08)	—	(0.04)	(0.03)

Net asset value, end of period	$19.63	$18.81	$13.91	$10.73	$7.02	$7.17

Total Return (a)	4.36%	40.78%	30.59%	52.94%	(1.50)%	(5.07)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98,925	$82,812	$31,710	$15,937	$7,965	$4,907
Ratios to average net assets:
Net expenses (c)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses (c)	1.69%	1.95%	2.36%	2.96%	3.92%	4.21%
Net investment income (c)	1.43%	1.39%	1.13%	1.69%	0.95%	0.52%
Portfolio turnover rate	29%	51%	43%	41%	53%	63%
	For the Period
	5/1/06* to
Investor Shares	6/30/06†

Net asset value, beginning of period	$22.13

Income (loss) from investment operations:
Net investment income (d)	0.08
Net realized and unrealized loss	(2.58)

Total from investment operations	(2.50)

Net asset value, end of period	$19.63

Total Return (a)	(11.30)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,106
Ratios to average net assets:
Net expenses (c)	1.35%
Gross expenses (c)	1.93%
Net investment income (c)	2.56%
Portfolio turnover rate	29%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.
(d)	Net investment income has been computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
June 30, 2006 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other six Portfolios had not commenced operations as of June 30, 2006.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, the Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the following Portfolio had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

Equity	$8,107	$114,878

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the Portfolios did not elect to defer net capital and currency losses arising between November 1, 2005 and December 31, 2005.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

Equity	1.25%	N/A
Small Cap	1.25	N/A
International Equity	1.25	N/A
Emerging Markets	1.60	1.35%

During the period ended June 30, 2006, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares	Investor Shares

Equity	$42,458	N/A
Emerging Markets	44,530	$2,851

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for the Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc. (“LFI”), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2006 were as follows:

Portfolio	Purchases	Sales

Equity	$2,258,111	$2,329,345
Small Cap	74,561,618	80,186,506
International Equity	126,430,620	124,077,233
Emerging Markets	50,794,076	28,280,817

For the period ended June 30, 2006, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
June 30, 2006 (unaudited)

political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Reorganization

On April 29, 2005, Small Cap Portfolio acquired the net assets of Phoenix-Lazard Small-Cap Value Series (“Phoenix Portfolio”), a series of The Phoenix Edge Series Fund, pursuant to a plan of reorganization approved by Phoenix Portfolio shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 771,728 shares (valued at $12,046,680) of Small Cap Portfolio for the 960,107 shares of Phoenix Portfolio outstanding on April 29, 2005. Phoenix Portfolio’s net assets at that date, including $714,260 of unrealized appreciation and $254,282 of accumulated realized net gain, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Phoenix Portfolio immediately before the reorganization were $104,311,297 and $12,046,680, respectively. The aggregate net assets of Small Cap Portfolio immediately after the reorganization were $116,357,977.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
	since April 1997	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
	since April 1997	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London; President,
Aquiline Advisors LLC.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since April 1997	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Leon Pollack (65)	Director	Director, Lazard Alternative Strategies Fund, LLC; Former Managing Director,
	since August 2006	Donaldson, Lufkin & Jenrette.

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
	since April 1997	Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
	since September 2004	Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Inde-
pendent Bank, Memphis.

Interested Directors(3):

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since June 2004

Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	since July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of
Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for LFI.
(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary
since April 2002

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.
since May 2003

Brian Kawakami (56)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
	since August 2006	2006; Chief Compliance Officer at Aeltus Investment Management, from
1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
	since November 2002	J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
	since April 2005	Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	since December 2004	Mutual Fund Finance Group at UBS Global Asset Management, from
August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on February 7, 2006, the Board considered the approval of a new Management Agreement between the Fund, on behalf of a new portfolio of the Fund, Lazard Retirement U.S. Small Cap Equity Growth Portfolio (the “New Portfolio”), and the Investment Manager. The Directors who are not “interested persons” (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Investment Manager’s representatives referred the Directors to presentations and materials from the Investment Manager on its advisory business at recent Board of Directors meetings for the Fund and other investment companies managed by the Investment Manager having the same Boards of Directors as the Fund, in connection with approval of investment management agreements for those investment companies.

Representatives of the Investment Manager reviewed the previous discussions in connection with the approval of those management agreements, including previous discussions with the Board about (1) the nature, extent and quality of services that the Investment Manager provides the Fund and the other investment companies managed by the Investment Manager, which would apply, as relevant, to the New Portfolio; (2) the Investment Manager’s global structure, including technology and operational support; and (3) the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of the day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also had considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

A number of other factors had been considered in previous discussions, including: the scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the New Portfolio.

The representatives of the Investment Manager confirmed for the Board that there had been no significant changes in the referenced information and noted the applicability of the information, discussions and considerations to the services that would be provided to the New Portfolio.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for the New Portfolio, including comparative information prepared by Lipper (an independent third party).

Performance. Representatives of the Investment Manager gave a presentation on the relative growth strategy to be used for the New Portfolio. They reviewed with the Directors the U.S. Small Cap Equity Growth team, including professional biographies for the proposed portfolio managers for the New Portfolio, and the strategy that would be employed in managing the

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

New Portfolio. The Directors considered the composite performance of other accounts managed by the portfolio managers in similar strategies to the New Portfolio (the “Similar Accounts”), noting that the composite’s performance surpassed that of the benchmark index on a one- and three-year and since-inception basis.

Advisory Fees and Expenses. Representatives of the Investment Manager reviewed the advisory fee and anticipated expense ratio for the New Portfolio and the comparisons provided by Lipper comparing projected expenses and contractual management fees for the New Portfolio to a comparison group chosen by Lipper, noting the assumptions used in the comparisons. The Investment Manager representatives noted that the contractual management fee for the New Portfolio was slightly above the median of the Lipper group and that the average total expense ratio for the New Portfolio (as limited by agreement with Investment Manager) was slightly above the category average. A discussion ensued of the fees charged and services provided under the proposed Management Agreement with respect to the New Portfolio in light of the criteria discussed at previous meetings, and the Board analyzed the fee and expense information.

The Directors also reviewed reports of the advisory fees paid to the Investment Manager by Similar Accounts, showing that advisory fees paid by the Similar Accounts are the same as those to be paid by the New Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous discussions regarding considerations of profitability and economies of scale and noted that because the New Portfolio is newly formed, had not commenced operations, and the eventual aggregate amount of New Portfolio assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as the New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviews the investment advisory fee in connection with renewal of the Management Agreement.

The Independent Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolio and referred to previous discussion of soft dollar arrangements with respect to portfolio transactions.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of a Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $74 billion asset management business.

  The Independent Directors were satisfied with the overall performance of the Investment Manager’s U.S. Small Cap Equity Growth product and the resources the Investment Manager was to devote to management of the investments of the New Portfolio.

  The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolio.

  The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined they would seek to share material economies of scale with the New Portfolio.

The Directors considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of a Management Agreement with respect to the New Portfolio was in the best interests of the New Portfolio and its shareholders.

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Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112- 6300	www.LazardNet.com

R T 0 3 1 0 1

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            The Registrant has a Nominating Committee (the "Committee") of the
Board of Directors (the "Board"), which is currently comprised of all of the
Directors who are not "interested persons" (as defined in the Investment Company
Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may

be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the
Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By       /s/ Charles Carroll
         ------------------------------
         Charles Carroll
         Chief Executive Officer

Date     August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Charles Carroll
         ------------------------------
         Charles Carroll
         Chief Executive Officer

Date     August 23, 2006

By       /s/ Stephen St. Clair
         ------------------------------
         Stephen St. Clair
         Chief Financial Officer

Date     August 23, 2006